Exhibit 99.1

Contact at 214/432-2000
Steven R. Rowley
President & CEO
D. Craig Kesler
Executive Vice President & CFO
Robert S. Stewart
Executive Vice President

News For Immediate Release

EAGLE MATERIALS INC. TO ACQUIRE CRS PROPPANTS

DALLAS, TX (October 17, 2014) — Eagle Materials Inc. (NYSE: EXP) announced today that the company has entered into a definitive agreement to acquire CRS Proppants LLC and its subsidiaries, including Great Northern Sand LLC (CRS Proppants), an established supplier of high-quality northern-white frac-sand to the energy industry.

The transaction aligns well with Eagle Materials’ growth strategy. CRS Proppants’ operations are highly complementary with Eagle Materials’ existing frac-sand operations. CRS Proppants operations include:

•	A northern-white frac-sand mine and processing facility in Wisconsin that is currently being expanded from approximately one million to two million tons per year capacity

•	Existing long-term sales contracts with targeted customers for approximately 85% of the two million tons per year of capacity

•	UP rail-based trans-load network from the mine into the Permian and other target basins

•	A highly experienced operating, sales and logistics team

The cash purchase price of approximately $225 million is subject to adjustments for working capital and other items, and will be funded by operating cash flow and borrowings under Eagle’s bank credit facility. Revenues, EBITDA and earnings before income taxes from continuing operations for the nine-months through September 30, 2014 for CRS Proppants were $64.7 million, $12.2 million and $8.7 million, respectively. (EBITDA is a non-GAAP financial measure calculated in the manner described in Attachment 1.) The acquisition is expected to be immediately accretive and synergies of $5 million are expected to be realized within the first 12 months. The acquisition will roughly double Eagle’s frac-sand production capacity and expand Eagle’s frac-sand reserves.

Steven Rowley, Eagle Materials’ President and Chief Executive Officer, said “The acquisition represents another key step in Eagle’s growth strategy for the frac-sand business. We are building a low delivered-cost frac-sand supply-system that will serve a number of targeted shale plays with the highest-quality northern white sand. This acquisition will enable us to immediately serve the Permian basin, in particular, with increased production, while creating synergies with our other operations in Texas that are currently serving the Eagle Ford with sand from our Illinois mine.”

Under the definitive agreement, the acquisition is subject to certain customary conditions, including clearance under the Hart-Scott-Rodino Act. The company currently expects that the acquisition will close during Eagle’s third fiscal quarter of the current year.

About Eagle Materials Inc.

Eagle Materials Inc. manufactures and distributes Cement, Gypsum Wallboard, Recycled Paperboard, Concrete and Aggregates, and Oil and Gas Proppants from 40 facilities across the US. Eagle is headquartered in Dallas, Texas.

Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; availability of raw materials; changes in energy costs including, without limitation, natural gas, coal and oil; changes in the cost and availability of transportation; unexpected operational difficulties, including unexpected maintenance costs, equipment downtime and interruption of production; inability to timely execute announced capacity expansions; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of the Company’s markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil) could affect the revenues and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s result of operations. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014. These reports are filed with the Securities and Exchange Commission. With respect to our proposed acquisition of CRS Proppants as described in this press release, factors, risks and uncertainties that may cause actual events and developments to vary materially from those anticipated in forward-looking statements include, but are not limited to, our ability to complete the acquisition within the expected timeframe, or at all, failure to realize the expected synergies or other benefits of the transaction, possible negative effects of announcement or consummation of the transaction, significant transaction costs or unknown liabilities, changes in market conditions in the frac sand and related industries and general economic and business conditions that may affect us after the acquisition. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Steven R. Rowley

President and Chief Executive Officer

D. Craig Kesler

Executive Vice President and Chief Financial Officer

Robert S. Stewart

Executive Vice President, Strategy, Corporate Development and Communications

Attachment 1 Non-GAAP Financial Measures

Eagle Materials Inc.

Attachment 1

Eagle Materials Inc.

Non-GAAP Financial Measures

(unaudited)

(Dollars in millions)

We use EBITDA in this press release. EBITDA represents earnings before income taxes from continuing operations before interest, depreciation, amortization and other non-cash items. (As a limited liability company, CRS Proppants’ taxable income is allocated to the members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes is recorded in the CRS Proppants’ consolidated financial statements). EBITDA is a performance measure defined and referred to in our bank credit facility and used by our management in connection with our business. We believe this or similar performance measures are commonly used by investors, financial analysts and other interest parties, to evaluate operating performance without regard to the effect of debt financing and other non-cash items. EBITDA may also be used by investors to measure a company’s ability to service its debt and meet its other cash needs. EBITDA is not required by or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. For example, EBITDA does not reflect our tax obligations, cash requirements necessary to service principal or interest payments on our indebtedness or future costs of replacing capital assets. Accordingly, EBITDA should not be considered a measure of discretionary cash available to us to invest in the operation or growth of our business or as an alternative indicator of liquidity to cash flows from operations. Also, EBITDA should not be used as an alternative to operating earnings and earnings attributable to common stockholders as a measure of operating performance. The presentation of EBITDA in this press release may be different from other similarly-titled measures used by other companies, limiting its usefulness as a comparable measure.

The following is a reconciliation of earnings before income taxes from continuing operations to EBITDA for the period indicated:

Nine Months Ended September 30, 2014
Earnings before income taxes from continuing operations of CRS Proppants	$8.7
Interest Expense	0.3
Depreciation and Amortization	3.2

EBITDA	$12.2

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